United States Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STUDIO ONE MEDIA, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3) (4)	Filing Party: Date Filed:

7650 East Evans Road, Suite C
Scottsdale, AZ  85260

Special Stockholders Meeting

July 11, 2015

Dear Stockholder:

On behalf of the Board of Directors and management of Studio One Media, Inc. (the “Company”), we are pleased to invite you to attend a Special Meeting of Stockholders (“Special Meeting”) to be held on August 28,  2015 at 11:00 A.M. at 6671 Sunset Blvd., Suite 1520, Hollywood, CA 90028 (telephone: 1-800-690-6903). At the Special Meeting, you will be asked to: (1) approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate”) to increase the authorized number of shares of the Company’s common stock, par value $0.001 (the “Common Stock”); and (2) approve an amendment to the Certificate to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the Common Stock outstanding; and (3) transact such other business as may properly come before the meeting.

The Notice of the 2015 Special Meeting of Stockholders and the 2015 Special Meeting Proxy Statement (“Proxy Statement”) accompanying this letter describe the business to be acted on at the Special Meeting.

Pursuant to U.S. Securities and Exchange Commission rules, we may provide you with access to our proxy materials via the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the accompanying Proxy Statement and a proxy card.  The Notice contains instructions on how to access those documents via the Internet.  The Notice also contains instructions on how to request a paper copy of our proxy materials, including the accompanying Proxy Statement and a form of proxy card.  All stockholders who do not receive a Notice should receive a paper copy of the proxy materials by mail.

While we are aware that most of our stockholders are unable to personally attend the Special Meeting, proxies are solicited so that each stockholder has an opportunity to vote on all matters to come before the meeting.  Regardless of the number of shares you own, your vote is important.  You may vote by Internet or by telephone using the instructions on the Notice, or, if you received a paper copy of the proxy card, by signing and returning it in the envelope provided.  If your shares are held in “street name” (that is, held for your account by your financial institution), you will receive instructions from the holder of record that you must follow for your shares to be voted.

Thank you for your ongoing support and continued interest in Studio One Media, Inc.

Sincerely yours,

By:	/s/ Preston J. Shea
Preston J. Shea
President, Chief Executive Officer
and Secretary

7650 East Evans Road, Suite C
Scottsdale, AZ  85260

NOTICE OF 2015 SPECIAL MEETING OF STOCKHOLDERS
July 11, 2015

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Studio One Media, Inc., Delaware corporation (the “Company”), will be held on August 28, 2015 at 11:00 A.M. at 6671 Sunset Blvd., Suite 1520, Hollywood, CA 90028 (telephone: 1-800-690-6903) (the “Special Meeting”) for the following purposes:

1.
To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate”), to increase the Company’s authorized common stock, par value $0.001 (the “Common Stock”), from one hundred million (100,000,000) shares to two hundred and fifty million (250,000,000) shares;

2.
To approve an amendment to the Certificate, to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the Common Stock whereby each outstanding three (3) shares of Common Stock would be combined, converted and changed into one (1) share of Common Stock;

3.	To transact such other business as may properly come before the meeting.

For directions to the Special Meeting, please visit: http://www.studioonemedia.com or call (480) 556-9303.  This Notice and Proxy Statement and the enclosed form of proxy are being sent to stockholders of record at the close of business on July 1, 2015.  Proxy Cards should be returned to Broadridge Financial Solutions, Inc., the Company’s Proxy Agent, in the reply envelope enclosed.  You may also vote by telephone by following the directions on the enclosed Proxy Card.

Please vote by using the telephone or Internet voting systems described in the Notice of Internet Availability of Proxy Materials or the proxy card or, if the attached Proxy Statement and a proxy card were mailed to you, please sign, date, and return the proxy card in the enclosed envelope as soon as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2015 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 28, 2015:

The Proxy Statement for the 2015 Special Meeting of Stockholders and form of proxy are available at: http://www.proxyvote.com.

By Order of the Board of Directors,

Preston J. Shea
President, Chief Executive Officer and Secretary
Dated: July 11, 2015

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND VOTING Important Notice Regarding Internet Availability of Proxy Materials for 2015 Special Meeting to be held on August 28, 2015	1
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	5
PROPOSAL NO. 1: TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO BE FILED WITH THE STATE OF DELAWARE BY THE BOARD, WHICH WOULD INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 250,000,000 (“COMMON STOCK AMENDMENT”)	5
PROPOSAL NO. 2: TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT, AT THE DISCRETION OF THE COMPANY’S BOARD OF DIRECTORS, A REVERSE STOCK SPLIT OF THE COMMON STOCK WHEREBY EACH OUTSTANDING THREE (3) SHARES OF COMMON STOCK WOULD BE COMBINED, CONVERTED AND CHANGED INTO ONE (1) SHARE OF COMMON STOCK (“REVERSE STOCK SPLIT AMENDMENT”)	8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	13
2015 STOCKHOLDER PROPOSALS	16
OTHER MATTERS	16
FORM OF PROXY	17
APPENDIX A-COMMON STOCK AMENDMENT	A-1
APPENDIX B-REVERSE STOCK SPLIT AMENDMENT	B-1

7650 East Evans Road, Suite C
Scottsdale, AZ  85260

SPECIAL MEETING PROXY STATEMENT

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND VOTING

Where and when will the Special Meeting of Stockholders be held?

The Special Meeting Proxy Statement (“Proxy Statement”) is furnished to the stockholders of Studio One Media, Inc. a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors (“Board”) for use at the Special Meeting of Stockholders (“Special Meeting”) to be held on August 28, 2015 at 11:00 A.M. at 6671 Sunset Blvd., Suite 1520, Hollywood, CA 90028 (telephone: 1-800-690-6903) and at any adjournments or postponements thereof.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are providing our stockholders access to our proxy materials on the Internet.  Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to a majority of our stockholders on or about July 16, 2015.  Stockholders will have the ability to access the proxy materials on a web site referred to in the Notice, or request a printed set of the proxy materials to be sent to them by following the instructions in the Notice.

The Notice also provides instructions on how to select your preference for receiving future proxy materials, whether electronically by e-mail or in printed form by the United States Postal Service (“USPS”). If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site.  Your election to receive proxy materials by e-mail or in printed form will remain in effect until you terminate it.  Choosing to receive future proxy materials by e-mail will allow us to provide you with the information you need in a timelier manner, save us the cost of printing and mailing documents to you, and conserve natural resources.

Important Notice Regarding Internet Availability of Proxy Materials for the 2015 Special Meeting to be held on August 28, 2015.

This Proxy Statement and form of proxy are available at: http://www.proxyvote.com.

You may vote your shares prior to the Special Meeting by following the instructions provided in the Notice, the Proxy Statement, and the voter website, http://www.proxyvote.com.  If you requested or otherwise received a paper copy of the proxy materials, voting instructions are also contained in the proxy card enclosed with those materials.

What proposals will stockholders be asked to consider at the Special Meeting and who is soliciting stockholder’s votes of these proposals?

The Board is soliciting your vote on the following proposals:

1.
To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate”), to increase the Company’s authorized common stock, par value $0.001 (the “Common Stock”), from one hundred million (100,000,000) shares to two hundred and fifty million (250,000,000) shares (the “Common Stock Amendment”);

2.
To approve an amendment to the Certificate, to effect, at the discretion of the Company’s Board of Directors, (the “Board”), a reverse stock split of the Common Stock whereby each outstanding three (3) shares of Common Stock would be combined, converted and changed into one (1) share of Common Stock (the “Reverse Stock Split Amendment”);

3.	To transact such other business as may properly come before the meeting.

Who can vote?

The record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting has been fixed by the Board as of the close of business on July 1, 2015.  On that date, there were 91,104,443 outstanding shares of Common Stock.  As of the same date, the following shares of each series of the Company’s voting Preferred Stock, par value $0.001, were outstanding (“Preferred Stock”):  (1) 15,500 shares of Series A Convertible Preference Stock; (2) 641,000 share of Series A-1 Senior Convertible Redeemable Preferred Stock; (3) 3,500 shares of Series B Senior Redeemable Convertible Preference Stock; (4) 13,404 shares of Series C Convertible Preferred Stock; (4) 86,640 shares of Series P Convertible Participating Preferred Stock; and (5) 0 shares of Series S Convertible Participating Preferred Stock.  Holders of Series D Preferred Stock and Series E Preferred Stock have no voting rights and are not entitled to vote at the Special Meeting.

The total number of shares of the Company’s securities entitled to vote at the Special Meeting is 91,864,487.

How many votes do I have?

Each share of Common Stock that you own on the Record Date entitles you to one vote on each matter that is to be voted on at the Special Meeting.  Each share of Preferred Stock that you own on the Record Date entitles you to the number of votes provided in the Designation of Terms for that Preferred Stock on each matter that is to be voted on at the Special Meeting, as follows:

Series A Convertible Preference Stock	0.03 votes per share
Series A-1 Senior Convertible Redeemable Preferred Stock	1.00 votes per share
Series B Senior Redeemable Convertible Preference Stock	0.07 votes per share
Series C Convertible Preferred Stock	0.01 votes per share
Series P Convertible Participating Preferred Stock	0.01 votes per share

The total number of votes entitled to be cast at the Special Meeting is 91,747,153.41 (the “Total Votes”).

Is my vote important?

Your vote is important no matter how many shares of Common Stock or Preferred Stock you own.  Please take the time to vote.  Please take a moment to read the instructions below, choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

How do I vote?

If you are the “record holder” of your shares of Common Stock or Preferred Stock, meaning that you own your shares in your own name and not through your financial institution, you may cast your vote in person at the Special Meeting, by mail, telephone or Internet.  If you are voting by mail, please complete and sign the Proxy Card enclosed with this Proxy Statement and promptly mail it back to Broadridge Financial Solutions, Inc. (“Broadridge”), the Company’s Proxy Agent, in the enclosed postage-prepaid envelope.  You do not need to put a stamp on the enclosed envelope if you mail it in the United States.  If you want to vote by telephone or the Internet, please follow the instructions on the enclosed Proxy Card.

The shares of Common Stock and/or Preferred Stock you own will be voted according to your instructions.

Can I vote if my shares are held in “street name”?

If the shares of Common Stock or Preferred Stock you own are held in “street name” by your financial institution, as the record holder of your shares, is required to vote your shares according to your instructions.  In order to vote your shares, you will need to follow the directions your brokerage firm, bank or other nominee provides to you.  Many financial institutions also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your financial institution on your vote instruction form.

If your shares of Common Stock or Preferred Stock are held in street name and you want to cast your vote in person at the Special Meeting, you must bring an account statement or letter from your financial institution to the Special Meeting showing that you are the beneficial owner of the shares as of the Record Date.  To be able to vote your shares held in street name, you will also need to obtain a Proxy Card from the holder of record, i.e. your financial institution.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares of Common Stock or Preferred Stock are registered directly in your name with our transfer agent, First American Stock Transfer, Inc., you are considered, with respect to those shares, the “stockholder of record.”  This Notice has been directly sent to you by us.  If your shares are held in an account at your financial institution, you are considered the “beneficial owner” of shares held in “street name.”  This Notice has been forwarded to you by your financial institution.  As the beneficial owner, you have the right to direct your financial institution on how to vote your shares by following their instructions which are included with this proxy, if applicable.

Can I change my vote after I have mailed my Proxy Card or after I have voted my shares?

Yes.  Your proxy may be revoked at any time before it is voted at the Special Meeting by: (i) notifying the Company in writing; (ii) signing and dating a new and different proxy card of a later date; or (iii) voting of your shares in person or through a duly-appointed agent at the Special Meeting.

What if I do not mark the boxes on my Proxy Card?

Any Proxy Card returned without directions for one or more proposals will be voted “FOR” such proposals.

Who pays for the solicitation of Proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board.  The Company pays all costs to solicit these proxies.

Our officers, directors and employees may solicit proxies by telephone or personal solicitation but will not be additionally compensated for such activities.  We are also working with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons.  We will reimburse their reasonable expenses.  It is not contemplated, however, that the Company will engage an independent entity or person to solicit proxies.

The Company has retained Broadridge to provide or coordinate the provision of specified telephone, mailing and tabulation services and to serve as the Inspector of Elections at the Special Meeting. The estimated fees and expenses payable to Broadridge by the Company for these services are approximately $15,500 including reimbursement of Broadridge’s mailing costs and expenses. The entire cost of the proxy solicitation will be borne by the Company.

What is the quorum requirement to transact business at the Special Meeting?

A majority of the Total Votes entitled to vote at the Special Meeting plus a majority of the votes of the holders of our Common Stock entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting.  Shares of Common Stock and Preferred Stock present in person or by proxy will be counted for purposes of determining whether a quorum exists at the Special Meeting.  Under the Delaware General Corporation Law, abstentions and broker “non-votes” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Special Meeting.

Under Delaware law, an “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal other than the election of directors.  A “broker non-vote” occurs if your financial institution holds your shares of Common Stock or Preferred Stock in its name (e.g. street name) and cannot vote your shares on certain matters without instructions from you or discretionary voting authority on those matters.  Consequently, without your voting instructions or discretionary voting authority on Proposals 1 and 2, your financial institution cannot vote, and therefore, your shares will not be represented on these proposals.

What are the number of votes required to approve a proposal?

Each outstanding share of Common Stock and Preferred Stock is entitled to vote on each of Proposals 1 and 2.

Approval of Proposal 1 – the Common Stock Amendment will require, provided that a quorum exists: (1) the affirmative vote of a majority of the Total Votes cast in person or by proxy at the Special Meeting and entitled to vote on the matter; and (2) the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or by proxy at the Special Meeting and entitled to vote on the matter.

Approval of Proposal 2 – the Reverse Stock Split Amendment will require the affirmative vote of a majority of the Total Votes cast by the holders of our Common Stock and Preferred Stock who are present in person or by proxy at the Special Meeting and entitled to vote on the matter, provided that a quorum exists.

What will be the effect of broker non-votes and abstentions?

For Proposals 1 and 2, each which require the affirmative vote of a majority of the Total Votes cast by the holders of our Common Stock and Preferred Stock who are present in person or by proxy at the Special Meeting and entitled to vote on the matter (Proposal 1 also requires the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or by proxy at the Special Meeting and entitled to vote thereon), abstentions will be counted towards the vote total and will have the same effect as a vote “AGAINST” a proposal, but broker non-votes (which are not “entitled to vote” on any of these matters) will not be counted and will have no effect.

Who will count the votes?

The votes will be counted, tabulated and certified by Broadridge, our Proxy Agent.

Will my vote be kept confidential?

Yes, your vote will be kept confidential, and we will not disclose your vote, unless we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding).  The Inspector of Elections will forward any written comments that you make on the Proxy Card to management without providing your name, unless you expressly request disclosure on your Proxy Card.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote FOR the Proposals 1 (Approval of Common Stock Amendment) and 2 (Approval of Reverse Stock Split Amendment).

Where can I find the voting results?

Voting results will be kept by Broadridge, our Proxy Agent.  We plan to file a Current Report on Form 8-K regarding the vote results following the conclusion of voting and once all votes have been counted, tabulated and certified by Broadridge.

How can I obtain an Annual Report on Form 10-K?

Our most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2014 is available on the Securities & Exchange Commission website at:

http://www.sec.gov/Archives/edgar/data/836809/000119983514000488/somd_10k-16148.htm

If you would like a copy of our most recent Annual Report on Form 10-K or any of its exhibits, we will send you one without charge.  Please contact:

Studio One Media, Inc.
Attn: Mirella Chavez, CFO
7650 East Evans Road, Suite C
Scottsdale, AZ  85260
Email: mchavez@studioonemedia.com

Whom should I contact if I have any questions?

Studio One Media, Inc. can be reached by viewing our corporate website at http://www.studioonemedia.com, or

Studio One Media, Inc.
7650 East Evans Road, Suite C
Scottsdale, AZ  85260
Phone: (480) 556-9303
Email: mchavez@studioonemedia.com

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver the Notice, or if you requested hard copies of these proxy materials, these proxy materials, to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.  Also, we will promptly deliver a separate copy of the Notice, these materials and future stockholder communication documents to any stockholder at a shared address to which a single copy of these materials were delivered, or deliver a single copy of these materials and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.  Stockholders may also address future requests regarding delivery of proxy materials and/or annual reports by contacting us at the address noted above.

PROPOSAL NO. 1

TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO BE FILED WITH THE STATE OF DELAWARE BY THE BOARD, WHICH WOULD INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 250,000,000.

General

The Board on June 30, 2015 unanimously adopted resolutions approving and declaring the advisability of an amendment to the Certificate to increase the number of authorized shares of the Company’s Common Stock by one hundred and fifty million shares (150,000,000), from one hundred million shares (100,000,000) to two hundred and fifty million shares (250,000,000).  The Board has determined that the proposed Common Stock Amendment is in the best interests of the Company and its stockholders and recommends that the stockholders approve the Common Stock Amendment for the reasons set forth below.

The complete text of the Common Stock Amendment to our Certificate is set forth in Appendix A to this proxy statement, which you should read carefully and is hereby incorporated by reference in its entirety. Such text is, however, subject to revision for such changes as may be required by the Delaware Department of State and other changes consistent with this proposal that we may deem necessary or appropriate.

Reasons for the Proposed Amendment

In March 1996, the stockholders approved an amendment to the Certificate to increase the number of authorized shares of Common Stock from twenty (20,000,000) shares to one hundred million (100,000,000) shares.  As of the Record Date, we had 100,000,000 shares of our Common Stock authorized, of which 89,426,043 shares were issued and outstanding.

The additional shares of Common Stock for which authorization is being sought would be identical to the shares of Common Stock authorized prior to approval of the proposed Common Stock Amendment.

Our Board expects to utilize the additional authorized shares of Common Stock to raise capital in order to support ongoing Company operations including to satisfy the exercise of outstanding options, and warrants as well as convertible Preferred Stock and debt. Having additional authorized Common Stock available for issuance will provide the Company flexibility to issue additional Common Stock, as necessary, without the expense and delay of soliciting stockholder votes or holding a stockholder meeting.

At this time, the increase in authorized shares of Common Stock is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business transaction.

Advantages, Disadvantages, and Effects of the Proposed Increase in the Authorized Capital

There are advantages and disadvantages to increasing our authorized Common Stock. A significant advantage is that the additional authorized, but unissued shares of Common Stock may be used by the Company to facilitate the raising of capital necessary to fund Company operations.  The Company has issued, and plans to issue in the future, shares of Common Stock as well as options, warrants, Preferred Stock and debt convertible into Common Stock, to accredited investors (as that term is defined under the federal securities laws) pursuant to private offerings exempt from registration under the federal securities laws.  Capital raised pursuant to these private placement transactions may be used by the Company for any purpose permitted under Delaware law, including but not limited to, paying ongoing operational costs, issuing Common Stock upon the exercise of our outstanding Preferred Stock, options, warrants and convertible debt, paying stock dividends to stockholders, providing equity incentives to employees, officers, directors, and service providers, and entering into transactions that the Board believes provide the potential for growth and profit.

The disadvantages of increasing the number of shares of Common Stock authorized include the possibility of such shares being used to deter a potential takeover that may otherwise be beneficial to stockholders.  For example, in the event of a hostile attempt to obtain control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of Common Stock, which would dilute the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company.  Similarly, to prevent a hostile takeover, the Company may issue additional authorized shares of Common Stock to a stockholder that will vote in accordance with our Board’s desires. The proposed amendment, therefore, may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunity for our stockholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal.  The ability to issue additional shares of Common Stock to impede a takeover also has the effect of permitting our current management, including the current Board, to retain its position, and places them in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.  While the proposed amendment could, under certain circumstances, have an anti-takeover effect, the prevention of a Company takeover is not the intention of this proposal.  We, however, do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.   Also, our Board is not aware of any attempts to take control of the Company, and our Board is not presenting this proposal with the intent that it be utilized as a type of anti-takeover device.

In addition, holders of our Common Stock do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future and, therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

Reservation of Authority by the Board

Under its June 30, 2015 Board resolutions, the Board has reserved the right granted to it under the Delaware General Corporation Law, notwithstanding stockholder approval of this Proposal 1, and without any further vote or other action by our stockholders, to abandon the Common Stock Amendment if, at any time prior to filing the Certificate of Amendment with the Department of State of the State of Delaware, the Board, in its sole discretion, determines that this amendment is no longer in the best interests of the Company and its stockholders.

Effective Date of the Common Stock Amendment

If Proposal 1 is approved by the Company’s stockholders, then the amendment to our Certificate attached hereto as Appendix A will become effective upon the filing of the Certificate of Amendment with the Department of State of the State of Delaware in accordance with the General Corporation Law of the State of Delaware, which the Company expects to occur promptly after the Special Meeting.

Vote Required For Approval; Recommendation of the Board

Approval of Proposal 1 – the Common Stock Amendment to increase the number of authorized shares of the Common Stock– will require: (1)  the affirmative vote of a majority of Total Votes of the holders of our Common Stock and Preferred Stock present in person or by proxy at the Special Meeting and entitled to vote on the matter, provided that a quorum exists; and (2) the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or by proxy at the Special Meeting and entitled to vote on the matter, provided that a quorum exists.  Abstentions will be counted towards the vote total and will have the same effect as a vote “AGAINST” a proposal, but broker non-votes (which are not “entitled to vote” on the matter) will not be counted and will have no effect.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL 1 – TO AMEND THE CERTIFICATE TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 100,000,000 SHARES TO 250,000,000 SHARES.

PROPOSAL NO. 2

TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT, AT THE DISCRETION OF THE BOARD OF DIRECTORS,, A REVERSE STOCK SPLIT OF THE COMMON STOCK WHEREBY EACH OUTSTANDING THREE (3) SHARES OF COMMON STOCK WOULD BE COMBINED, CONVERTED AND CHANGED INTO ONE (1) SHARE OF COMMON STOCK.

General

The Board on June 30, 2015 unanimously adopted resolutions approving and declaring the advisability of an amendment to the Certificate, to effect, at the discretion of the Board, a reverse stock split of the Common Stock whereby each outstanding three (3) shares of Common Stock would be combined, converted and changed into one (1) share of Common Stock (the “Reverse Stock Split”);

The complete text of the Reverse Stock Split Amendment is set forth in Appendix B to this proxy statement, which you should read carefully and is hereby incorporated by reference in its entirety.  Such text is, however, subject to revision for such changes as may be required by the Department of State of the State of Delaware and other changes consistent with this proposal that we may deem necessary or appropriate.

If the Company’s stockholders approve the Reverse Stock Split Amendment, the Board will have the sole discretion to elect, as it determines to be in the best interests of the Company and our stockholders, whether or not to effect the Reverse Stock Split on any date selected by the Board within one year of the date of this Special Meeting.  In determining whether to proceed with a Reverse Stock Split, the Board expects to consider a number of factors, including market conditions, existing and expected trading prices of the Common Stock, the Company’s funding requirements, and the amount of our authorized but unissued Common Stock.

Upon effectiveness of the Reverse Stock Split Amendment and assuming the number of shares issued and outstanding as of the Record Date are issued and outstanding immediately prior to the Reverse Stock Split, the number of shares of Common Stock issued and outstanding would be reduced as follows:

Name of Share Class	Shares Issued and Outstanding Immediately Prior to Reverse Stock Split	Shares Issued and Outstanding Immediately After Reverse Stock Split
Common Stock	91,104,443	30,368,148

The number of shares of Common Stock authorized to be issued by the Company would not change as a result of the Reverse Stock Split.  Immediately prior to and after the Reverse Stock Split, the Company would be authorized to issued 250,000,000 shares of Common Stock (100,000,000 shares if Proposal 1 is not approved).

Except for adjustments to the number of shares of Common Stock a stockholder may own as a result from the treatment of fractional shares in the Reverse Stock Split, which will generally be rounded up to the nearest whole number, each stockholder will beneficially hold the same percentage of Common Stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

Based upon the reverse stock split ratio, proportionate adjustments are generally required to be made to the number of shares reserved for issuance under our 2009 Long-Term Incentive Plan as well as to the per-share exercise price and the number of shares covered by outstanding options and warrants, if any, to buy Common Stock, so that the total prices required to be paid to fully exercise each option and warrant before and after the Reverse Stock Split will be approximately equal.  If the Reverse Stock Split is effected, all outstanding options and warrants entitling their holders to purchase shares of Common Stock will be proportionately reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock consistent with the Reverse Stock Split.

The number of shares of Common Stock into which the Company’s convertible notes are convertible will also be proportionately reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock consistent with the Reverse Stock Split and the terms of the Company notes, as applicable.

Fractional shares resulting from adjustments to the number of shares of Common Stock a stockholder receives, or is entitled to receive through the exercise of an option, warrant, or convertible debt security, will be rounded down to the nearest whole share to the extent that the Common Stock, option, warrant or convertible debt securities were issued as compensation in return for services rendered to the Company consistent with the requirements of Code Section 409A.

The par value of each new Common Stock received pursuant to the Reverse Stock Split will have the same par value, $0.001 per share, as that of the Common Stock exchanged therefore.  As a result, on the effective date of a Reverse Stock Split, if any, the stated capital on the Company’s balance sheet attributable to the Common Stock will be reduced proportionally, based on the ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  The net income or loss per share of Common Stock and net book value of the Company will be increased because there will be fewer shares of Common Stock outstanding.  We do not anticipate that any other accounting consequences would arise as a result of a reverse stock split.

Reasons for the Proposed Amendment

Our Board expects to utilize the additional authorized and unissued shares of Common Stock to raise capital in order to support ongoing Company operations including to satisfy the exercise of outstanding options, and warrants as well as convertible Preferred Stock and debt. Having additional authorized and unissued shares Common Stock available will provide the Company flexibility to issue additional Common Stock, as necessary, without the expense and delay of soliciting stockholder votes or holding a stockholder meeting.

The Board also believes that the increased market price of the Common Stock expected as a result of implementing the Reverse Stock Split Amendment will improve the marketability and liquidity of the Common Stock and will encourage interest and trading in the Common Stock.  Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  It should be noted that the liquidity of the Common Stock may be adversely affected by the Reverse Stock Split Amendment given the reduced number of shares that would be outstanding after the Reverse Stock Split Amendment is effective.  The Board anticipates, however, that the expected higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

The Board confirms this transaction will not be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

Based upon the foregoing factors, the Board has determined that the Reverse Stock Split Amendment is in the best interests of the Company and its stockholders.

Advantages, Disadvantages, and Effects of the Proposed Increase in the Authorized Capital

The Reverse Stock Split will have the result of creating additional authorized but unissued shares of Common Stock.

There are advantages and disadvantages to increasing the number of authorized but unissued shares of Common Stock.  A significant advantage is that the additional unissued shares of Common Stock may be used by the Company to facilitate the raising of capital necessary to fund Company operations.  The Company has issued, and plans to issue in the future, shares of Common Stock as well as options, warrants, Preferred Stock and debt convertible into Common Stock, to accredited investors (as that term is defined under the federal securities laws) pursuant to private offerings exempt from registration under the federal securities laws.  Capital raised pursuant to these private placement transactions may be used by the Company for any purpose permitted under Delaware law, including but not limited to, paying ongoing operational costs, issuing Common Stock upon the exercise of our outstanding Preferred Stock, options, warrants and convertible debt, paying stock dividends to stockholders, providing equity incentives to employees, officers, directors, and service providers, and entering into transactions that the Board believes provide the potential for growth and profit.

The disadvantages of increasing the number of authorized but unissued shares of Common Stock include the possibility of such shares being used to deter a potential takeover that may otherwise be beneficial to stockholders.  For example, in the event of a hostile attempt to obtain control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of Common Stock, which would dilute the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company.  Similarly, to prevent a hostile takeover, the Company may issue additional authorized shares of Common Stock to a stockholder that will vote in accordance with our Board’s desires. The proposed amendment, therefore, may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunity for our stockholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal.  The ability to issue additional shares of Common Stock to impede a takeover also has the effect of permitting our current management, including the current Board, to retain its position, and places them in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.  While the proposed amendment could, under certain circumstances, have any anti-takeover effect, the prevention of a Company takeover is not the intention of this proposal.  We, however, do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.   Also, our Board is not aware of any attempts to take control of the Company, and our Board is not presenting this proposal with the intent that it be utilized as a type of anti-takeover device.

In addition, holders of our Common Stock do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future and, therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

Effect of the Reverse Stock Split on our Preferred Stock

If and when the Reverse Stock Split is implemented, the Company will make any necessary amendments to the certificates of designation of each series of the Company’s Preferred Stock to adjust, consistent with reverse stock split ratio, the number of shares of Common Stock into which each share of that series is convertible.  The current certificate of designation for each series of Preferred Stock contains a provision whereby the conversion rate for the conversion of shares of that series into shares of Common Stock is automatically proportionately adjusted in the event of a reverse split of the outstanding shares of Common Stock.

The Reverse Stock Split will not change the number of authorized or outstanding shares of any series of the Company’s Preferred Stock.

Reservation of Authority by the Board

Under its June 30, 2015 Board resolutions, the Board has reserved the right granted to it under the Delaware General Corporation Law, notwithstanding stockholder approval of this Proposal 2, and without any further vote or other action by our stockholders, to abandon the Reverse Stock Split Amendment if, at any time prior to filing the Reverse Stock Split of Amendment with the Department of State of the State of Delaware, the Board, in its sole discretion, determines that this amendment is no longer in the best interests of the Company and its stockholders.

Effective Date of the Reverse Stock Split Amendment

If Proposal 2 is approved by the Company’s stockholder and the Board decides to effect the Reverse Stock Split Amendment, the Company will file the proposed amendment to our Certificate with the Secretary of State of Delaware. The Reverse Stock Split Amendment will become effective at the time specified in the amendment, which we expect to be the next business day after the filing of the amendment, and which we refer to as the effective date.

Implementation and Exchange of Stock Certificates

As of the effective date of the Reverse Stock Split Amendment, each certificate representing shares of our Common Stock before the effectiveness of the Reverse Stock Split Amendment will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Stock Split.

The Company’s transfer agent, First American Stock Transfer, Inc., will act as the exchange agent for purposes of implementing the exchange of Common Stock certificates.  Stockholders of record of Common Stock will receive a letter of transmittal requesting them to surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split.  No new certificates will be issued to a stockholder of Common Stock until such stockholder has surrendered any outstanding certificates together with the properly completed and executed letter of transmittal to the exchange agent.  Until surrender, each certificate representing shares before the Reverse Stock Split will continue to be valid and will represent the adjusted number of shares based on the ratio of the Reverse Stock Split.  Stockholders should not destroy any stock certificate of Common Stock and should not submit any certificates until they receive a letter of transmittal.

As soon as practicable after the effective date, stockholders and holders of any options, and warrants of notes convertible into Common Stock will also be notified of the effectiveness of the Reverse Stock Split.  All shares of Common Stock underlying these securities will be automatically adjusted on the effective date.  Any agreements underlying these securities will be amended to reflect the reduced number of shares of Common Stock into which such securities are convertible consistent with the terms of the Reverse Stock Split Amendment.

Persons who hold their shares in accounts at their financial institutions (i.e., in “street name”) will not be required to take any further actions to effect the exchange of their shares.  These financial institutions will be instructed to effect the Reverse Stock Split beneficial stockholders holding Common Stock in “street name.”  These financial institutions may have different procedures than the Company’s transfer agent for processing the Reverse Stock Split.  Accordingly, stockholders holding Common Stock in “street name” are encouraged to contact their financial institutions directly with any questions regarding the processing of the Reverse Stock Split.

Federal Tax Consequences

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to: (i) individual citizens or residents of the United States; (ii) a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof; (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source; or (iv) trust: (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust; or (B) that has a valid election in effect to be treated as a U.S. person (each a “U.S. Holder”).  This discussion applies to you only if you held shares of the Common Stock or securities convertible into Common Stock on the effective date of the Reverse Stock Split as capital assets for tax purposes.  This discussion does not apply to you if you are not a U.S. Holder or are a U.S. Holder but are subject to special tax rules including but not limited to: (i) banks; (ii) broker-dealers; (iii) insurance companies; (iv) regulated investment companies; (v) partnerships; and (iv) tax-exempt entities.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

Generally, a U.S. Holder will not recognize a gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of new Common Stock received pursuant to the Reverse Stock Split (including any additional shares allocated due to the rounding up of any fractional shares resulting from the Reverse Stock Split) will equal the stockholder’s aggregate basis in the Common Stock exchanged therefore.  A stockholder’s holding period in the shares of Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Common Stock, respectively, surrendered in exchange therefore.

No gain or loss will be recognized by the Company as a result of the Reverse Stock Split.

Vote Required For Approval; Recommendation of the Board

Approval of Proposal 2 – to authorize the Reverse Stock Split Amendment to effect, at the discretion of the Board, a reverse stock split of the Common Stock whereby each outstanding three (3) shares of Common Stock would be combined, converted and changed into one (1) share of Common Stock will require the affirmative vote of a majority of the Total Votes of the holders of our Common Stock and Preferred Stock present at the Special Meeting and entitled to vote on the matter, provided that a quorum exists.  Abstentions will be counted towards the vote total and will have the same effect as a vote “AGAINST” a proposal, but broker non-votes (which are not “entitled to vote” on the matter) will not be counted and will have no effect.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL 2 – TO APPROVE AN AMENDMENT TO THE CERTIFICATE TO EFFECT AT THE DISCRETION OF THE BOARD A REVERSE STOCK SPLIT OF THE COMMON STOCK WHEREBY EACH OUTSTANDING THREE (3) SHARES OF COMMON STOCK WOULD BE COMBINED, CONVERTED AND CHANGED INTO ONE (1) SHARE OF COMMON STOCK.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of each class of the Company’s equity securities as of May 31, 2015: by (1) each of our directors; (2) each of our named executive officers; and (3) all of our directors and named executive officers as a group.  Except as otherwise noted below, to the Company’s knowledge, each person referenced in the following table has sole voting and investment authority with respect to the shares reported.  Consistent with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, the number of shares reported for each person listed in the table below includes shares over which that person has or shares voting or investment power, as well as shares that such person has the right to acquire within sixty (60) days, including through the exercise of any option, warrant, or right, or conversion of another security.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Common Stock	Mirella Chavez	1,046,125 (2)	1.12%
Common Stock	Joseph A. Desiderio	486,959 (3)	*
Common Stock	Barry M. Goldwater Jr.	1,532,042 (4)	1.68%
Common Stock	Matthew R. Long	33,000(5)	*
Common Stock	Frank Perrotti, Jr.	20,906,846 (6)	20.54%
Common Stock	Kenneth R. Pinckard	2,863,888 (7)	3.12%
Common Stock	Lawrence G. Ryckman	9,134,807 (8)	9.84%
Common Stock	Preston J. Shea	1,187,310 (9)	1.30%%
Common Stock	Sheldon Yakus	245,797 (10)	*
Common Stock	Officers and Directors as a Group	37,436,774	35.70%

*           Less than 1%.

1.
Based on 91,104,443 shares of Common Stock outstanding as of May 31, 2015.  Shares of Common Stock issuable upon: (i) conversion of notes into common stock; and (ii) options or warrants exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such debt, options, and/or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

2.	Includes 1,021,125 shares of Common Stock held in the name of the beneficial shareholder.

3.	Includes 486,959 shares of Common Stock held in the name of the beneficial shareholder.

4.	Includes 1,207,042 shares of Common Stock, and 325,000 shares of Common Stock underlying exercisable warrants to purchase shares of Common Stock, both held in the name of the beneficial shareholder.

5.	Includes 33,000 shares of Common Stock held in the name of the beneficial shareholder.

6.
Includes 1,202,242 shares of Common Stock held in Mr. Perrotti’s name, 9,043,354 shares of Common Stock held in the name of FPJ Investments, LLC (“FPJ”), 2,686,250 shares of Common Stock underlying exercisable warrants to purchase shares of Common Stock held in the name of FPJ, and 7,975,000 shares of Common Stock issuable upon conversion of convertible notes held by FPJ.

7.
Includes 73,626 shares of Common Stock held in Mr. Pinckard’s name, 534,818 shares of Common Stock held in the name of Rockmoor Capital LLC, 1,505,444 shares of Common Stock held in the name of Dark Skys Brewery LLC, and 750,000 shares of Common Stock underlying exercisable warrants to purchase shares of Common Stock held in the name of Mr. Pinckard.

8.
Includes 4,000 shares of Common Stock held in Mr. Ryckman’s name, 2,191,653 shares of Common Stock held in the name of Sundance Financial Corporation, 750,654 shares held in the name of Triton Oceanic LLC, 4,488,500 shares held in the name of Maveryck Investments LLC, and 1,700,000 shares of Common Stock underlying exercisable warrants to purchase shares of Common Stock held in the name of Mr. Ryckman.

9.	Includes 862,310 shares of Common Stock and 325,000 shares of Common Stock underlying exercisable warrants to purchase shares of Common Stock, both held in the name of the beneficial shareholder.

10.	Includes 245,797 shares of Common Stock held in the name of the beneficial shareholder.

The information is not necessarily indicative of beneficial ownership for any other purpose.

Other Security Holders

The following table sets forth certain information regarding the beneficial ownership of each class of the Company’s voting securities as of May 31, 2015 by all persons or groups known to the Company to be beneficial owns of more than 5% of the Company’s Common Stock or a series of the Company’s voting Preferred Stock.  Consistent with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, the number of shares reported for each person listed in the table below includes shares over which that person has or shares voting or investment power, as well as shares that such person has the right to acquire within sixty (60) days, including through the exercise of any option, warrant, or right, or conversion of another security.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Common Stock	Frank Perrotti, Jr. 305 Spruce Bank Road Hamden, CT 06518	20,906,846 (2)	20.54%
Common Stock	Lawrence G. Ryckman 7780 Vaquero Drive Scottsdale, AZ 85258	9,134,807 (3)	9.84%
Common Stock	Tennman Brands, LLC c/o Ziffran Brittenham LLP 1801 Century Park West Los Angeles, CA 90067	9,110,444 (4)	10.00%
Series A Convertible Preference Stock	Murray B. Day 549 W. Cresent Palo Alto, CA 94301	5,000	32.26%
Series A Convertible Preference Stock	Elliot Leferts 60 McNear Drive San Rafael, CA 94901	3,000	19.35%
Series A Convertible Preference Stock	Harriet Lloyd 1200 California St. San Francisco, CA 94109	2,500	16.13%
Series A Convertible Preference Stock	Richard Matza 454 Burr Rd. Southbury, CT 06488	2,500	16.13%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Series A Convertible Preference Stock	Richard Oliver 25466 Adobe Lane Los Altos, CA 94022	2,500	16.13%
Series B Senior Redeemable Convertible Preference Stock	J. Patrick Carter 2448 E. 81st Street, #4550 Tulsa, OK 74137	1,500	42.86%
Series B Senior Redeemable Convertible Preference Stock	Robert Stillman 2440 Virginia Ave NW, Apt. D 1206 Washington, DC 20037	2,000	57.14%
Series C Convertible Preferred Stock	John Arrilaga, TTEE 2560 Mission College Blvd., #101 Santa Clara, CA 95054	2,068	15.43%
Series C Convertible Preferred Stock	Paul Essi 2450 One Cleveland Center Cleveland, OH 44114	1,171	8.74%
Series C Convertible Preferred Stock	Thomas Fersti P.O. Box 284 761 State St. Millington, MI 48746	3,592	26.80%
Series C Convertible Preferred Stock	Marton & Kjellaaug Klepp 12 Day Road Armonk, NY 10504	1,825	13.62%
Series C Convertible Preferred Stock	Gustavo Nicolich P.O. Box 60040 Palo Alton, CA 94306	1,097	8.18%
Series C Convertible Preferred Stock	Richard Perry, TTEE 2200 Cowper Street Palo Alto, CA 94301	2,068	15.43%
Series P Convertible Participating Preferred Stock	Robert Huskins 42 Shady Vista Rd. Rolling Hills Estates, CA 90274	67,741	78.19%
Series P Convertible Participating Preferred Stock	Roderick Thompson Address unknown	18,899	21.81%

1.
Based on the following shares of voting stock outstanding as of May 31, 2015:  (i) 91,104,443 shares of Common Stock; (ii) 15,500 shares of Series A Convertible Preference Stock; (iii) 3,500 shares of Series B Senior Redeemable Convertible Preference Stock; (iv) 13,404 shares of Series C Convertible Preferred Stock; and (v) 86,640 shares of Series P Convertible Participating Preferred Stock.  Shares of Common Stock issuable upon (i) conversion of notes into common stock, and (ii) options or warrants exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such debt, options, and/or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

2.
Includes 1,202,242 shares of Common Stock held in Mr. Perrotti’s name, 9,043,354 shares of Common Stock held in the name of FPJ, 2,686,250 shares of Common Stock underlying exercisable warrants to purchase shares of Common Stock held in the name of FPJ, and 7,975,000 shares of Common Stock issuable upon conversion of convertible notes held by FPJ.  The address of FPJ Investments, LLC, is 305 Spruce Bank Road, Hamden, CT 06518.

3.
Includes 4,000 shares of Common Stock held in Mr. Ryckman’s name, 2,191,653 shares of Common Stock held in the name of Sundance Financial Corporation, 750,654 shares held in the name of Triton Oceanic LLC, 4,488,500 shares held in the name of Maveryck Investments LLC, and 1,700,000 shares of Common Stock underlying exercisable warrants to purchase shares of Common Stock held in the name of Mr. Ryckman.  The address of each of Sundance Financial Corporation, Triton Oceanic LLC and Maveryck Investments LLC is 8777 N. Gainey Center Drive, STE 191, Scottsdale, AZ 85258.

4.	Includes 9,091,872 shares of Common Stock underlying exercisable warrants to purchase shares of Common Stock held in the name of Tennman Brands, LLC.

2015 STOCKHOLDER PROPOSALS

The 2015 Annual Meeting of Stockholders is expected to be held on November 2, 2015.  If a stockholder wants to have a proposal formally considered at the 2015 Annual Meeting of Stockholders, and included in the Company’s proxy statement for that meeting, we must receive the proposal in writing on or before the close of business on July 31, 2015 and the proposal must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended.  Proposals must be addressed to the Company’s Secretary at Studio One Media, Inc., 7650 E. Evans Road, Suite C, Scottsdale, Arizona 85260.

If a stockholder wishes to present a proposal at the Company’s 2015 Annual Meeting of Stockholders and the proposal is not intended to be included in the Company’s Proxy Statement and form of proxy relating to that meeting, the stockholder must give timely notice to Company.  To be considered timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company, on or before August 10, 2015.

OTHER MATTERS

If any other matters are properly presented to stockholders for a vote at the Special Meeting, the persons named as proxies on the proxy card will have discretionary authority, to the extent permitted by law, to vote on such matters in accordance with their best judgment.

As of the date of this Proxy Statement, the Board knows of no other matters which will be presented to stockholders for consideration at the Special Meeting other than the matters referred to in Proposals 1 and 2.

By Order of the Board of Directors,

July 16, 2015	By:	/s/ Preston J. Shea
Preston J. Shea
President

FORM OF PROXY

STUDIO ONE MEDIA, INC.
ATTN: PRESTON J. SHEA
7650 E. EVANS RD., STE C
SCOTTSDALE, AZ 85260

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M94925-S35136 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STUDIO ONE MEDIA, INC.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Proposals 1 and 2 above correspond to Proposals 1 and 2 set forth in the Proxy Statement for the Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M94926-S35136

STUDIO ONE MEDIA, INC.
Special Meeting of Stockholders
August 28, 2015 11:00 AM
This proxy is solicited by the Board of Directors

The stockholders hereby appoints Mirella Chavez and Lawrence G. Ryckman, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of STUDIO ONE MEDIA, INC. that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held at 11:00 AM on August 28, 2015, at 6671 Sunset Blvd., Suite 1520, Hollywood, CA 90028, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Appendix A-Common Stock Amendment (Proposal 1)

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
STUDIO ONE MEDIA, INC.

Studio One Media, Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (1) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of the Certification of Incorporation, as amended, (this “Amendment”) to increase the number of authorized shares of common stock of the Corporation; and (2) declaring this Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Corporation’s Certificate of Incorporation, as amended, and Section 242 of the General Corporation Law of the State of Delaware, and recommended for approval by the stockholders of the Corporation.

SECOND: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD:  Effective at 5:00 p.m. (Delaware time) on the date of the filing of this Amendment with the Secretary of State of the State of Delaware, the Certificate of Incorporation, as amended, shall be amended by amending the first paragraph of Article Four thereof to provide as follows:

“The total number of share of stock which the corporation shall have authority to issue is Two Hundred and Sixty Million (260,000,000), consisting of Two Hundred and Fifty Million (250,000,000) shares of Common Stock and Ten Million (10,000,000) shares of Preferred Stock, all of the par value of $0.001.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation, as amended, to be signed this _____ day of ____________, 2015.

Studio One Media, Inc.

By:
Name:	Preston J. Shea
Title:	President and Chief Executive Officer

A-1

Appendix B-Reverse Stock Split Amendment (Proposal 2)

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
STUDIO ONE MEDIA, INC.

Studio One Media, Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) does hereby certify:

FIRST:  That the Board of Directors of the Corporation has duly adopted resolutions: (1) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of the Certification of Incorporation, as amended, (this “Amendment”) to increase the number of authorized shares of common stock of the Corporation; and (2) declaring this Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Corporation’s Certificate of Incorporation, as amended, and Section 242 of the General Corporation Law of the State of Delaware, and recommended for approval by the stockholders of the Corporation

SECOND: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD:  Effective at 5:00 p.m. (Delaware time) on the date of the filing of this Amendment with the Secretary of State of the State of Delaware, the Certificate of Incorporation, as amended, shall be amended by inserting the following at the end of the Article Fourth:

4.4(a) Reverse Stock Split.  Effective as of 5:00 P.M. (Delaware time) on the date of filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, of Studio One Media, Inc. with the Secretary of State of the State of Delaware (the “Effective Time”): (i) each three (3) shares of the Corporation’s Common Stock, par value $0.001 per share outstanding, shall automatically and without any action on the part of the respective holders be combined, converted, and changed into one (1) share of Common Stock (the “Reverse Stock Split”).  No fractional shares shall be issued upon the Reverse Stock Split.  All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given stockholder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock to the stockholder, the stockholder’s, fractional shares will be rounded up in favor of the stockholder to the next whole share except that fractional shares resulting from the reclassification of Common Stock received as compensation for services rendered to the Corporation (or that may be acquired pursuant to the exercise of securities convertible into Common Stock and received as compensation for services rendered to the Corporation) will be rounded down to the next whole share consistent with the requirements of Internal Revenue Code Section 409A.

4.4(b) Authorized Capital Prior to Reverse Stock Split.  Prior to the Reverse Stock Split effected in Section 4.4, the total number of shares of the Common Stock authorized to be issued was [one hundred million (100,000,000) shares] [two hundred and fifty million (250,000,000) shares].1

4.4(c) Authorized Capital After the Reverse Stock Split.  After the Reverse Stock Split effected in Section 4.4, the total number of shares of the Common Stock authorized to be issued is [one hundred million (100,000,000) shares] [two hundred and fifty million (250,000,000) shares].2

1  Authorized share amount is dependent upon whether stockholders vote to approve an increase in the number of authorized shares of Common to 250,000,000 shares at the Special Meeting of Stockholders scheduled for August 28, 2015.

2  See Note 1.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation, as amended, to be signed this _____ day of ____________, 2015.

Studio One Media, Inc.

By:
Name:	Preston J. Shea
Title:	President and Chief Executive Officer

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